UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 6, 2014

Cimetrix Incorporated
(Exact Name of Registrant as Specified in its Charter)

Nevada	000-16454	87-0439107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6979 South High Tech Drive Salt Lake City, Utah	84047-3757
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:
(801) 256-6500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

An annual meeting of shareholders of Cimetrix Incorporated (the “Company”) was held on Friday, June 6, 2014.  Two proposals were presented to the shareholders, with the following results.

1.	Michael B. Thompson was elected as a director to hold office until the 2017 annual meeting of shareholders, with the following vote:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Michael B. Thompson	19,602,509	612,439	8,000	12,308,902

2.	The shareholders voted to ratify the appointment of Tanner LLC as the Company’s independent registered accountants for the year ending December 31, 2014, with the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
30,092,513	2,332,478	106,859	-

All proposals were approved by the number of required votes on each matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cimetrix Incorporated

Dated:  June 10, 2014
By
     Robert H. Reback
     President and Chief Executive Officer
     (Principal Executive Officer)